UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 22, 2019

GASTAR EXPLORATION INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 650 HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

As previously disclosed on October 31, 2018, Gastar Exploration Inc. (“Gastar”) and its subsidiary (together with Gastar, the “Debtors”), filed a prepackaged plan of reorganization (as amended, the “Plan”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 cases of the Debtors (the “Chapter 11 Cases”) were jointly administered under the caption In re Gastar Exploration Inc., et al, Case No. 18-36057.

On December 20, 2018, the Bankruptcy Court entered the Order Confirming Amended Joint Prepackaged Plan of Reorganization of Gastar Exploration Inc. and its Debtor Affiliate (the “Confirmation Order”), which approved and confirmed the Plan.

On January 22, 2019 (the “Effective Date”), the Plan became effective pursuant to its terms and the Debtors emerged from the Chapter 11 Cases.

In connection with the Chapter 11 Cases and the Plan, Gastar effectuated certain restructuring transactions whereby, among other things, Gastar Merger Sub LLC, a newly formed Delaware limited liability company (“Merger Sub”), merged with and into Gastar (the “Merger”), with Gastar surviving the merger (Gastar, as the surviving entity, the “Company” or “Reorganized Gastar”). As a result of the Merger, all outstanding equity interests of Merger Sub were converted into 100% of the outstanding capital stock in Reorganized Gastar (the “Gastar Stock”) and Reorganized Gastar became a direct, wholly-owned subsidiary of Gastar Topco Holdings LLC (“Topco”).

Immediately thereafter, Topco contributed 100% of the Gastar Stock to Gastar Midco Holdings LLC (“Midco”) in exchange for all of the limited liability company interests in Midco, and Midco, in turn, contributed 100% of the Gastar Stock to Gastar Holdco LLC (“Holdco”) in exchange for all of the limited liability company interests in Holdco.  As a result of the foregoing, Reorganized Gastar became a direct, wholly-owned subsidiary of Holdco, Holdco became a direct, wholly-owned subsidiary of Midco and Midco became a direct, wholly-owned subsidiary of Topco.

After giving effect to the transactions described above and certain other transactions provided for under, or contemplated in, the Plan, on the Effective Date, 100% of the indirect equity ownership interests in Reorganized Gastar, which are comprised of limited liability company interests in Topco and Midco (collectively, the “New Interests”), were received by the holders of indebtedness issued under the Term Credit Agreement (as defined below), the Second Lien Indenture (as defined below) and Gastar’s superpriority debtor-in-possession financing (the “DIP Facility”) affiliated with Ares Management LLC (“Ares”).  The claims of such affiliates of Ares in respect of (i) the Term Credit Agreement and the Second Lien Indenture were cancelled in their entirety pursuant to the Plan and (ii) the DIP Facility were cancelled in part pursuant to the Plan (the foregoing, the “Specified Debt Cancellation”).  Indebtedness under the DIP Facility not subject to the Specified Debt Cancellation was rolled over into the First Lien Exist Facility and the Midco Exit Facility (each as defined below).

The foregoing and following descriptions of certain select aspects of the Plan and the Confirmation Order do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan and the Confirmation Order, which were previously filed as Exhibit 2.1 and 99.1, respectively, to the Current Report on Form 8-K filed by Gastar on December 28, 2018 and are incorporated herein by reference.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01   Entry into a Material Definitive Agreement.

In connection with the effectiveness of the Plan, Gastar or Reorganized Gastar, as applicable, entered into the following agreements:

Merger Agreement. Pursuant to the Plan, Gastar entered into a merger agreement dated the Effective Date, by and among Gastar, Merger Sub and Topco (the “Merger Agreement”).  Pursuant to the Merger Agreement, Merger Sub merged with and into Gastar, with Gastar surviving as Reorganized Gastar. As a result of the Plan, including the Merger and certain other restructuring transactions effected pursuant to the Plan, all of Gastar’s existing capital stock (comprised of its 8.625% Series A Cumulative Preferred Stock, par value $0.01 per share, and 10.75% Series B Cumulative Preferred Stock, par value $0.01 per share (collectively, the “Existing Preferred Stock”) and its Common Stock, par value $0.001 per share (the “Existing Common Stock”) were automatically canceled and retired and ceased to exist.  Pursuant to the Plan, holders of the (i) Existing Preferred Stock are entitled to receive their pro rata share of $150,000 and (ii) Existing Common Stock, other than affiliates of Ares, are entitled to receive their pro rata share of $150,000.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

First Lien Exit Facility. Pursuant to the Plan, Reorganized Gastar entered into a $100 million, delayed draw first lien term loan credit facility (the “First Lien Exit Facility”) dated as of the Effective Date, by and among Reorganized Gastar, the lenders party thereto, and the administrative agent thereunder.  As of the Effective Date, approximately $20 million was outstanding under the First Lien Exit Facility.  The First Lien Exit Facility matures 5 years after the Effective Date.  At the election of Reorganized Gastar, borrowings under the First Lien Exit Facility will bear interest at the rate of either (a) the Adjusted LIBOR Rate plus 6.00% per annum (subject to a 2.00% LIBOR floor) if paid in cash or (b) the Adjusted LIBOR Rate plus 8.00% per annum (subject to a 2.00% LIBOR floor) if paid in-kind, in each case, payable quarterly. During the continuance of an event of default, past due amounts under the First Lien Exit Facility will bear interest at an additional 3.00% per annum above the interest rate otherwise applicable.  Borrowings under the First Lien Exit Facility are secured by a first priority lien on the assets of Reorganized Gastar. The First Lien Exit Facility contains customary affirmative and negative covenants and events of default for credit facilities of this nature. The foregoing description of the First Lien Exit Facility does not purport to be complete and is qualified in its entirety by reference to the First Lien Exit Facility filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Midco Exit Facility. Pursuant to the Plan, Midco entered into a $200 million term loan credit facility (the “Midco Exit Facility”) dated as of the Effective Date, by and between Midco and AF V Energy I Holdings, L.P. The Midco Exit Facility matures 5 years after the Effective Date.  At the election of Midco, borrowings under the Midco Exit Facility will bear interest at the rate of either (a) the Adjusted LIBOR Rate plus 8.00% per annum (subject to a 2.00% LIBOR floor) if paid in-kind or (b) the Adjusted LIBOR Rate plus 6.00% per annum (subject to a 2.00% LIBOR floor) if paid in cash, in each case, payable quarterly. During the continuance of an event of default, past due amounts under the Midco Exit Facility will bear interest at an additional 3.00% per annum above the interest rate otherwise applicable. Borrowings under the Midco Exit Facility are unsecured. The Midco Exit Facility contains customary affirmative and negative covenants and events of default for credit facilities of this nature. The foregoing description of the Midco Exit Facility does not purport to be complete and is qualified in its entirety by reference to the Midco Exit Facility filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 1.02   Termination of a Material Definitive Agreement.

In connection with the effectiveness of the Plan, the obligations of Gastar and certain of its subsidiaries under the following agreements and/or employee benefit plans, among others, were terminated, and all outstanding obligations thereunder cancelled, except to the extent expressly set forth in the Plan:

•

Third Amended and Restated Credit Agreement, dated March 3, 2017 (as amended, restated, modified, or supplemented from time to time, the “Term Credit Agreement”), by and among Gastar, as borrower, the guarantors specified in the Term Credit Agreement or in related transaction documentation, the lenders from time to time party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent.

•

Indenture dated March 3, 2017 (as amended, restated, modified or supplemented from time to time, the “Second Lien Indenture”), by and among Gastar, as issuer, the guarantors specified in the Second Lien Indenture or in related transaction documentation, and Wilmington Trust, National Association, as trustee and collateral agent and each of the holders party thereto.

•	Registration Rights Agreement, dated as of March 3, 2017, by and among Gastar Exploration Inc. and each of the purchasers listed on Schedule I thereto.
•	Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan.
•	Gastar Exploration Ltd. Employee Change of Control Severance Plan effective as of March 23, 2007, as amended and restated effective February 15, 2008.

In addition, in accordance with the Plan, all shares of Gastar’s Existing Common Stock and Existing Preferred Stock, as well as all unexercised incentive stock options, non-qualified stock options, stock appreciation rights, and/or other unexercised options, warrants or rights to acquire or receive an equity interest in Gastar, in each case, outstanding immediately prior to effectiveness of the Plan, were cancelled and ceased to exist.  The description of the treatment of the Existing Common Stock and the Existing Preferred Stock under the Plan set forth in the penultimate sentence of Item 1.01 of this Current Report on Form 8-K above is incorporated by reference into this Item 2.02.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the First Lien Exit Facility and the Midco Exit Facility set forth above under Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.03.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02   Unregistered Sales of Equity Securities.

On the Effective Date, pursuant to the Plan, 100% of the New Interests were issued to certain affiliates of Ares in exchange for the Specified Debt Cancellation under the Plan.  The New Interests were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof.

Item 3.03   Material Modification to Rights of Security Holders.

As required by the Plan, on the Effective Date, all shares of Gastar’s Existing Common Stock and Existing Preferred Stock, as well as all unexercised incentive stock options, non-qualified stock options, stock appreciation rights, or other unexercised options, warrants or rights to acquire or receive an equity interest in Gastar, in each case, outstanding immediately prior to the effectiveness of the Plan, were cancelled and ceased to exist.

The information (i) regarding the treatment of the Existing Common Stock and the Existing Preferred Stock under the Plan set forth in the penultimate sentence of Item 1.01 of this Current Report on Form 8-K, (ii) regarding the cancellation of certain indebtedness of the Debtors, the Existing Common Stock and the Existing Preferred Stock set forth in Item 1.02 of this Current Report on Form 8-K and (iii) set forth in Item 5.03 of this Current Report on Form 8-K are, in each case, incorporated by reference herein.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01   Change of Control of Registrant.

On the Effective Date, by operation of the Plan, all of the Existing Common Stock and the Existing Preferred Stock were cancelled, and the Company issued New Interests pursuant to the terms of the Plan as discussed in Item 3.02 of this Current Report on Form 8-K.  In addition, as discussed in Item 5.02 of this Current Report on Form 8-K, the composition of the board of directors of Reorganized Gastar as of the Effective Date is substantially different than the composition of the board of directors of Gastar immediately prior to the Effective Date.

The information set forth in Items 1.01, 3.02 and 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain  Officers; Compensatory Arrangements of Certain Officers.

On the Effective Date, by operation of the Plan, the following persons ceased to serve as directors on the Board: Jerry R. Schuyler, Randolph C. Coley, Harry Quarls, Robert D. Penner, Stephen A. Holditch, Marc Beilinson and William L. Transier.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Plan and the Merger Agreement, Gastar filed a Certificate of Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware.  Pursuant to the Certificate of Merger, Merger Sub merged with and into Gastar and Gastar amended and restated its certificate of incorporation. Thereafter, in accordance with the Plan, Gastar filed a Certificate of Conversion and a Certificate of Formation (collectively, the “Conversion Filings”) with the Secretary of State of the State of Delaware in order to convert Gastar to a Delaware limited liability company.  Immediately thereafter, Holdco and Topco entered into the Limited Liability Company Agreement of Gastar Exploration LLC (the “LLC Agreement”).  Copies of (i) the Merger Agreement, (ii) the Certificate of Merger, (iii) the Conversion Filings and (iv) the LLC Agreement are filed as Exhibit 2.1, Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01    Other

Press Release

On the Effective Date, the Company issued a press release announcing the effectiveness of the Plan and certain of the other matters described in this Current Report on Form 8-K.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

In connection with the effectiveness of the Plan and the cancellation of the Existing Common Stock and the Existing Preferred Stock, Gastar expects that such securities will cease to be quoted on the OTC Markets.  On the Effective Date, following the filing of this Current Report on Form 8-K, Gastar intends to file with the U.S. Securities and Exchange Commission a certification and notice of termination on Form 15 of the registration of the Existing Common Stock and the Existing Preferred Equity under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), for the purpose of, among other things, immediately suspending, and thereafter terminating, reporting obligations under Section 12(g) and Section 15(d) of the Exchange Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits that are filed herewith:

Exhibit No.	Description of Document

2.1*	Agreement and Plan of Merger, dated January 22, 2019, by and between Gastar Exploration Inc., Gastar Merger Sub LLC and Gastar Topco Holdings LLC.
3.1*	Certificate of Merger of Gastar Exploration Inc. and Gastar Merger Sub LLC, dated January 22, 2019.
3.2*	Certificate of Conversion of Gastar Exploration Inc. and Certificate of Formation of Gastar Exploration LLC, dated January 22, 2019.
3.3*	Limited Liability Company Agreement of Gastar Exploration LLC, dated January 22, 2109.

10.1*

Amended and Restated Credit Agreement, dated as of January 22, 2019, by and among Gastar Exploration LLC as the Borrower, Gastar Holdco LLC, the guarantors from time to time party thereto, the financial institutions from time to time party thereto as lenders and Wilmington Trust, National Association, as the Administrative Agent.

10.2*	Credit Agreement, dated as of January 22, 2019, by and between Gastar Midco Holdings LLC and AF V Energy I Holdings, L.P., as Lender.
99.1*	Press Release dated January 22, 2019.
99.2

Amended Order Approving the Debtors’ Disclosure Statement For, and Confirming, the Debtors’ Joint Prepackaged Chapter 11 Plan (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed with the SEC on December 28, 2018. File No. 001-35211).

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2019	GASTAR EXPLORATION INC.

	By:	/s/ Michael A. Gerlich
Michael A. Gerlich
Senior Vice President and Chief Financial Officer